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Exhibit 99.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, James T. Demetriades, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SeeBeyond Technology Corporation on Form 10-K for the year ended December 31, 2002, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of SeeBeyond Technology Corporation.

Dated: May 30, 2003	By:	/s/ James T. Demetriades
	Name:	James T. Demetriades
	Title:	Chief Executive Officer

        I, Barry J. Plaga, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SeeBeyond Technology Corporation on Form 10-K for the year ended December 31, 2002, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of SeeBeyond Technology Corporation.

Dated: May 30, 2003	By:	/s/ Barry J. Plaga
	Name:	Barry J. Plaga
	Title:	Chief Financial Officer

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  Exhibit 99.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002